UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 2, 2014
Date of Report (Date of earliest event reported)

il2m INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-176587	27-3492854
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 West Olive Avenue Suite 810 Burbank, California	91505
(Address of principal executive offices)	(Zip Code)

(818) 953-7585
Registrant’s telephone number, including area code

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.  REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Convertible Notes

From May 2, 2014 through June 30, 2014, the Board of Directors of il2m International Corp., a Nevada corporation (the "Company") authorized the issuance of five separate convertible promissory notes as follows (collectively, the "Convertible Notes"):

 (i) 8% interest bearing convertible promissory note dated May 2, 2014 in the principal amount of  $37,500.00 with associated conversion rights to convert the principal and accrued interest into shares of the Company's common stock at the variable conversion price, which shall mean 58% multiplied by the market price representing a discount of 42% (market price means the average of the lowest three trading price for the common stock during the ten trading day period prior to the conversion date;

(ii) 8% interest bearing convertible promissory note dated June 6, 2014 in the principal amount of $62,750.00 with associated conversion rights commencing 180 days from execution date to convert the principal and accrued interest into shares of the Company's common stock at the base conversion price, which shall mean 55% multiplied by the market price (market price shall mean the average of the lowest two trading day prices;

(iii) 12% interest bearing convertible promissory note dated June 19, 2014 in the principal amount of $100,000 with associated conversion rights commencing 90 days from execution date to convert the principal and accrued interest into shares of the Company's common stock at the  conversion price, which shall mean 50% discount to the average of the three lowest trades on the previous twenty trading days to the date of conversion;

(iv) 8% interest bearing convertible promissory note dated June 24, 2014 in the principal amount of $37,500.00 with associated conversion rights to convert the principal and accrued interest into shares of the Company's common stock at the conversion price, which shall be determined by dividing the aggregate principal amount borrowed by the lowest of either: (a) $0.10 per share; or (b) 50% of the average trading price of the Company's common stock for the five days preceding the date of conversion; and

(v) non-interest bear convertible promissory note dated June 30, 2014 in the principal amount of $85,000.00 with associated conversion rights to convert the principal and accrued interest into shares of the Company's common stock at the conversion price, which shall be determined by dividing the aggregate principal amount borrowed by the lowest of either: (a) $0.10 per share; or (b) 50% of the average trading price of the Company's common stock for the five days preceding the date of conversion.

The Convertible Notes evidence those certain monies loaned to the Company by certain creditors for working capital purposes.

The foregoing is a summary description of the terms and conditions of Convertible Promissory Note and the Promissory Note and does not purport to be complete and is qualified in its entirety by reference to the Convertible Promissory Note and the Promissory Note, a form of which each is filed hereto as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01    Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

10.01	Convertible Promissory Note dated May 2, 2014 between i2lm International Corp. and KBM Worldwide Inc.

10.02	Convertible Promissory Note dated June 6, 2014 between il2m International Corp. and Auctus Private Equity Fund LLC.

10.03	Convertible Note dated June 19, 2014 between il2m International Corp. and JSJ Investments Inc.

10.04	Convertible Promissory Note dated June 30, 2014 between il2m International Corp. and Sure Investment Group Limited.

10.05	Convertible Promissory Note dated June 24, 2014 between il2m International Corp. and KBM Worldwide Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

il2m INTERNATIONAL CORP.

DATE: July 10, 2014	/s/ Sarkis Tsaoussian
Sarkis Tsaoussian
President/Chief Executive Officer